UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2012

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2012, Peter L. Lynch, the Chairman, Chief Executive Officer and President of Winn-Dixie Stores, Inc. (“Winn-Dixie” or the “Company”) provided notice to the Company that he will resign his position as the Chairman, Chief Executive Officer and President of Winn-Dixie shortly following the completion of the previously announced merger between Winn-Dixie and BI-LO, LLC (“BI-LO”).

In addition, on January 11, 2012, Mr. Lynch entered into an Executive Retention Bonus Agreement (the “Retention Bonus Agreement”) with BI-LO Holding, LLC (the “Parent”), which will be the parent of Winn-Dixie following the completion of the merger, to encourage Mr. Lynch to remain with the Company and use his best efforts to promote the success and profitability of the Company and its integration with Parent following the merger. Pursuant to the terms of the Retention Bonus Agreement, after the closing of the merger, Mr. Lynch will no longer be the Chairman, Chief Executive Officer and President of the Company but will remain employed with the Company as an adviser. Contingent upon the closing of the merger, if Mr. Lynch remains employed with the Company from the date of the merger agreement through the end of the first full consecutive 28 day period, commonly known as a “grocery period,” following the closing of the merger (the “Transition Period”), he will have the opportunity to earn a Performance Bonus (as defined below) and a Discretionary Bonus (as defined below) from the Company.

If Mr. Lynch remains employed with the Company through the Transition Period, then for each grocery period ending within the Transition Period in which the Company meets its fiscal 2012 budgeted EBITDA (defined as earnings before interest, taxes, depreciation and amortization) and fiscal 2012 cash balance targets as set forth in the Company’s fiscal 2012 internal annual operating plan and fiscal 2012 internal cash flow forecast, respectively, he will be entitled to receive from the Company an amount equal to the quotient of $750,000 divided by the number of grocery periods ending within the Transition Period (a “Performance Bonus”). In the alternative, Mr. Lynch may also earn the full $750,000 Performance Bonus if the Company meets its aggregate fiscal 2012 budgeted EBITDA and cash balance targets for the entire Transition Period, whether or not such performance goals were met in each and every grocery period within the Transition Period.

In addition, contingent upon the closing of the merger, if Mr. Lynch remains employed with the Company through the Transition Period, he will be eligible to receive a discretionary bonus of up to a maximum of $750,000 if it is determined in good faith by Parent at the sole discretion of the Board of Directors of Parent that Mr. Lynch has completed certain objectives during the Transition Period, including, among others, assisting with the transition of the new management and the integration of the Company with the Parent (a “Discretionary Bonus”).

The Retention Bonus Agreement will have no effect on Mr. Lynch’s existing Employment Agreement dated October 23, 2006, as amended on November 20, 2007 (the “Employment Agreement”) or Mr. Lynch’s rights thereunder, and the Employment Agreement will remain in full force and effect unless and until amended or terminated in accordance with its terms. If Mr. Lynch’s employment is terminated not for “Cause” (as defined in the Employment Agreement) after the closing of the merger but prior to the end of the Transition Period, he will remain entitled to a Performance Bonus, but if Mr. Lynch’s employment is terminated prior to the end of the Transition Period for any other reason, no Performance Bonus will be payable.

This description of the Retention Bonus Agreement is qualified in its entirety by reference to the Retention Bonus Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 8.01.	Other Events.

On January 13, 2012, the letter attached hereto as Exhibit 99.1 was distributed to employees of the Company, the letter attached hereto as Exhibit 99.2 was distributed to certain suppliers of the Company and the statement attached hereto as Exhibit 99.3 was distributed to certain members of the media. Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K and the exhibits filed herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements regarding the Company’s proposed merger with a subsidiary of BI-LO LLC, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Winn-Dixie and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond Winn-Dixie’s ability to control or predict. Such factors include, but are not limited to, approval of the Agreement and Plan of Merger, dated as of December 16, 2011, among Winn-Dixie, Opal Holdings, LLC and Opal Merger Sub, Inc. (the “Merger Agreement”), by Winn-Dixie’s shareholders, any conditions imposed in connection with the Merger (as defined in the Merger Agreement), the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, and other factors discussed in Winn-Dixie’s Annual Report on Form 10-K for the fiscal year ended June 29, 2011, and other Winn-Dixie filings with the Securities and Exchange Commission (“SEC”). These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. Winn-Dixie does not undertake an obligation to update forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed merger and required shareholder approval, the Company will file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Winn-Dixie Stores, Inc., Attn: Investor Relations, 5050 Edgewood Court, Jacksonville, Florida, 32254-3699. The Company’s filings with the SEC are also available on our website at www.winndixie.com.

Participants in the Solicitation

The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about Winn-Dixie’s officers and directors and their ownership of the Company’s common shares is set forth in the proxy statement for the Company’s 2011 Annual Meeting of Shareholders, which was filed with the SEC on September 27, 2011. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the Merger by reading the preliminary and definitive proxy statements regarding the Merger, which will be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Executive Retention Bonus Agreement dated January 11, 2012 between BI-LO Holding, LLC and Peter L. Lynch.

99.1	Letter from Peter L. Lynch.

99.2	Letter to Suppliers.

99.3	Media Statement regarding Peter L. Lynch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012	Winn-Dixie Stores, Inc.

	By:	/s/ Timothy L. Williams
Timothy L. Williams
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Executive Retention Bonus Agreement dated January 11, 2012 between BI-LO Holding, LLC and Peter L. Lynch.

99.1	Letter from Peter L. Lynch.

99.2	Letter to Suppliers.

99.3	Media Statement regarding Peter L. Lynch.